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                                                                 EXHIBIT 10.2(a)


                               FIRST AMENDMENT TO
                   AMENDED AND RESTATED SUPPLEMENTAL PAY PLAN

         WHEREAS, Sterling Chemicals, Inc. (the "Corporation") currently maintains an Amended and Restated Supplemental Pay Plan (the "Existing Plan");

         WHEREAS, Section 4.02 of the Existing Plan authorizes and empowers the Board of Directors of the Corporation (the "Board") to amend the Existing Plan; and

         WHEREAS, the Board desires to amend the Existing Plan and, in furtherance of that desire, the Board has duly authorized and approved this First Amendment to Amended and Restated Supplemental Pay Plan (this "Amendment");

         NOW, THEREFORE, the Existing Plan is hereby amended as follows:

         Section 1. Amendment of Section 1.01 of the Existing Plan. Effective as of March 31, 2002, the definition of "Base Salary" appearing in Section 1.01 of the Existing Plan is hereby amended to read in its entirety as follows:

                  "Base Salary" means (i) with respect to any Participant who was employed by the Company on February 28, 2002, such Participant's annual base salary as of February 28, 2002, and (ii) with respect to any Participant who was hired by the Company after February 28, 2002, such Participant's annual base salary as of the date such Participant was hired by the Company.

Notwithstanding anything to the contrary contained in this Amendment or the Existing Plan, the foregoing amendment to the definition of "Base Salary" shall not (a) affect the rights or benefits of any Participant (as defined in the Existing Plan) or the obligations of the Corporation accrued under the Existing Plan as of March 31, 2002 or (b) reduce or eliminate the amount of Supplemental Pay (as defined in the Existing Plan) that is payable to such Participant and determined by reference to the date March 31, 2002.

         Section 2. Effect of Amendments. Except as amended and modified by this Amendment, the Existing Plan shall continue in full force and effect. The Existing Plan and this Amendment shall be read, taken and construed as one and the same instrument. Upon the effectiveness of this Amendment, each reference in the Existing Plan to "this Plan" shall mean and be a reference to the Existing Plan as amended hereby.

         Section 3. Binding Effect. This Amendment shall inure to the benefit of, and shall be binding upon the Corporation and its successors and assigns and upon the Participants and their respective heirs, executors, personal representatives, administrators, successors and assigns.


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         Section 4. Severability. Should any clause, sentence, paragraph, subsection or Section of this Amendment be judicially declared to be invalid, unenforceable or void, such decision will not have the effect of invalidating or voiding the remainder of this Amendment, and the part or parts of this Amendment so held to be invalid, unenforceable or void will be deemed to have been stricken herefrom as if such stricken part or parts had never been included herein.

         Section 5. Governing Law. TO THE EXTENT NOT SUPERSEDED BY THE LAWS OF THE UNITED STATES, THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF TEXAS, WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW.

         IN WITNESS WHEREOF, and as conclusive evidence of the adoption of the foregoing by the Board, the Corporation has caused this Amendment to be duly executed in its name and on its behalf by its proper officer thereunto duly authorized as of February 28, 2002, being the date of the adoption of this Amendment by the Board.

                                         STERLING CHEMICALS, INC.



                                         ---------------------------------------
                                         David G. Elkins, President and Co-Chief
                                         Executive Officer


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